UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2026

FS CREDIT OPPORTUNITIES CORP.

(Exact name of Registrant as specified in its charter)

Maryland	811-22802	46-1882356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 JFK Boulevard, OFC 500 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FSCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On August 3, 2026, FS Credit Opportunities Corp. (the "Company") convened its Annual Meeting of Stockholders (the "Annual Meeting") to consider and vote upon the proposal described below, which was described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on June 9, 2026:

•	Proposal No. 1 – to elect the following individuals as Class I Directors, each of whom was nominated for election for a three-year term expiring at the 2029 Annual Meeting of Stockholders: (a) Walter W. Buckley, III and (b) Barbara J. Fouss.

Walter W. Buckley, III was elected as a Class I Director by the Company's stockholders at the Annual Meeting. With respect to the election of Barbara J. Fouss, however, a quorum of the holders of the Company's preferred stock was not present in person or by proxy to transact business, and the Annual Meeting was therefore adjourned with respect to that matter.

The Company reconvened the Annual Meeting on September 8, 2026 (the "September 8 Reconvened Meeting"). A quorum of the holders of the Company's preferred stock was not present in person or by proxy to transact business at the September 8 Reconvened Meeting. Accordingly, the September 8 Reconvened Meeting was adjourned and scheduled to reconvene on September 24, 2026 at 11:00 a.m. Eastern Time, at the offices of the Company located at 3025 JFK Boulevard, OFC 500, Philadelphia, PA 19104 to further consider the election of Barbara J. Fouss.

The Company reconvened the Annual Meeting on September 24, 2026 (the "September 24 Reconvened Meeting"). A quorum of the holders of the Company's preferred stock was not present in person or by proxy to transact business at the September 24 Reconvened Meeting. Accordingly, the September 24 Reconvened Meeting was adjourned and scheduled to reconvene on October 6, at 11:00 a.m. Eastern Time, at the offices of the Company located at 3025 JFK Boulevard, OFC 500, Philadelphia, PA 19104 to further consider the election of Barbara J. Fouss.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Opportunities Corp.

Date: September 24, 2026	By:	/s/ Stephen Sypherd
Stephen Sypherd
Secretary and Vice President